SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            March 26, 2002
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)


Delaware                                  000-25015               84-1127336
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(State or other jurisdiction            (Commission              (IRS Employer
      of incorporation)                  file number)        Identification No.)


975 Weiland Road, Buffalo Grove, Illinois                          60089
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(Address of principal executive offices)                         (zip code)




Registrant's telephone number, including area code   (847) 229-8200
                                                  ------------------------------




                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On March 26, 2002, WorldPort Communications, Inc. (the "Registrant") filed a press release announcing that it its Board of Directors has made the decision that it will make no further investment in the operations of its U.K. subsidiaries, Hostmark World Limited and Hostmark UK Limited and that those subsidiaries intended to petition for Administration under the United Kingdom Insolvency Act. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c)      Exhibits.
         --------

99.1     Press Release of WorldPort Communications, Inc. dated as of March 26,
         2002.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                WORLDPORT COMMUNICATIONS, INC.
Date:  March 25, 2002


                                                By: /s/ Kathleen Cote
                                                   -----------------------------
                                                Name: Kathleen Cote
                                                Title:  Chief Executive Officer